EXHIBIT 32

                            CERTIFICATION PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to 18 U.S.C. 1350 (as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002), I, the undersigned, hereby certify that to the best of my knowledge the Quarterly Report on Form 10-QSB of Titan Technologies, Inc. for the quarterly period ended April 30, 2003 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                                     /s/ Ronald L. Wilder
                                                     ---------------------------
                                                     Ronald L. Wilder, President
                                                     (Chief Executive Officer)
                                                     (Chief Financial Officer)